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                                                                  EXHIBIT 99.(i)

                             JOINT FILING AGREEMENT

The undersigned hereby agrees that the Statement on Schedule 13-D dated May 8, 1996 with respect to the shares of common stock, $.01 par value, of UNC, Inc and any further amendments thereto executed by each or any of us shall be filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended.

This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Date:  May 8, 1996   NORTH ATLANTIC SMALLER COMPANIES
                     INVESTMENT TRUST PLC

                     By J O Hambro & Partners Ltd, its
                     investment advisor

                     By:          /s/  R.C.O. Hellyer

                                  Name:             R.C.O. Hellyer
                                  Title:            Director


Date:  May 8, 1996   J O HAMBRO & PARTNERS LIMITED

                     By:          /s/  R.C.O. Hellyer

                                  Name:             R.C.O. Hellyer
                                  Title:            Director


Date:  May 8, 1996   J O HAMBRO & COMPANY LIMITED

                     By:          /s/  R.C.O. Hellyer

                                  Name:             R.C.O. Hellyer
                                  Title:            Director


Date:  May 8, 1996   J O HAMBRO ASSET MANAGEMENT LIMITED

                     By:          /s/  R.C.O. Hellyer

                                  Name:             R.C.O. Hellyer
                                  Title:            Director

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Date:  May 8, 1996   ORYX INTERNATIONAL GROWTH
                     FUND LIMITED

                     By:          J O Hambro & Partners Limited
                                  its investment advisor

                     By:          /s/  R.C.O. Hellyer
                                  -------------------
                                  Name:             R.C.O. Hellyer
                                  Title:            Director

Date: May 8, 1996    CONSULTA (CHANNEL ISLANDS) LTD

                     By:          /s/ Peter A. Heaps
                                  ------------------
                                  Name:             Peter A. Heaps
                                  Title:            Director

Date:  May 8, 1996   GROWTH FINANCIAL SERVICES LTD
                     (formerly GROWTH INVESTMENT
                     MANAGEMENT LTD)

                     By:          /s/ R.C.O. Hellyer
                                 -------------------
                                  Name:             R.C.O. Hellyer pursuant to
                                  Title:            a power of attorney from
                                                    Mr. C.H.B. Mills, director
                                                    dated 2nd February 1993

Date:  May 8, 1996   CHRISTOPHER HARWOOD BERNARD
                     MILLS

                             /s/  R.C.O. Hellyer
                     pursuant to a power of attorney dated
                     2nd February 1993

                     AMERICAN OPPORTUNITY TRUST PLC

                     By J O Hambro & Partners Limited, its investment advisor

                                  By:    /s/  R.C.O. Hellyer

                                           Name:  R.C.O. Hellyer, Director
                                           Date:  May 9, 1996